SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 Amendment No. 3

                                       to

                                    FORM 8-K

                                       on

                                   Form 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 17, 1996


                       MEDIWARE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)





   NEW YORK                       1-10768                       11-2209324
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)





            1121 OLD WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747-3005
                    (Address of principal executive offices)


                                 (516) 423-7800
               Registrant's telephone number, including area code


                           No change since last report
          Former Name or Former Address, if Changed Since Last Report

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (a) Financial Statements of Businesses Acquired.

                    CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE PERIODS BEGINNING DECEMBER 1, 1995 THROUGH JUNE 17, 1996 AND DECEMBER 1, 1994 THROUGH MAY 31, 1995

                    CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED) FOR THE PERIODS BEGINNING DECEMBER 1, 1995 THROUGH JUNE 17, 1996 AND DECEMBER 1, 1994 THROUGH MAY 31, 1995

                    CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE PERIODS DECEMBER 1, 1995 THROUGH JUNE 17, 1996 AND DECEMBER 1, 1994 THROUGH MAY 31, 1995

                    CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED) FOR THE PERIODS BEGINNING DECEMBER 1, 1995 THROUGH JUNE 17, 1996 AND DECEMBER 1, 1994 THROUGH MAY 31, 1995

                    CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED) FOR THE YEAR ENDED JUNE 30, 1996

                    NOTES TO CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     MEDIWARE INFORMATION SYSTEMS, INC.



                                     By:  /s/ Les N. Dace
                                        --------------------------------
                                              President and CEO


Date:  April 10, 1997

                              FINANCIAL STATEMENTS

                          INDEX TO FINANCIAL STATEMENTS

            CONTINENTAL HEALTHCARE SYSTEMS, INC. - PHARMAKON DIVISION

CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED) FOR THE PERIODS BEGINNING
DECEMBER 1, 1995 THROUGH JUNE 17, 1996
AND DECEMBER 1, 1994 THROUGH MAY 31, 1995                                   F-1

CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED) FOR THE PERIODS BEGINNING
DECEMBER 1, 1995 THROUGH JUNE 17, 1996
AND DECEMBER 1, 1994 THROUGH MAY 31, 1995                                   F-2

                          JAC COMPUTER SERVICES LIMITED

CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED) FOR THE PERIODS DECEMBER 1, 1995
THROUGH JUNE 17, 1996 AND DECEMBER 1,
1994 THROUGH MAY 31, 1995                                                   F-3

CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED) FOR THE PERIODS BEGINNING
DECEMBER 1, 1995 THROUGH JUNE 17, 1996
AND DECEMBER 1, 1994 THROUGH MAY 31, 1995                                   F-4

                         MEDIWARE INFORMATION SERVICES

CONDENSED CONSOLIDATED PRO FORMA STATEMENT
OF OPERATIONS (UNAUDITED) FOR THE YEAR ENDED
JUNE 30, 1996                                                               F-5

NOTES TO CONDENSED CONSOLIDATED PRO FORMA
STATEMENT OF OPERATIONS (UNAUDITED)                                         F-6

            CONTINENTAL HEALTHCARE SYSTEMS, INC. - PHARMAKON DIVISION
                CONDENSED STATEMENTS OF OPERATIONS AND CASH FLOWS
                                   (UNAUDITED)


         In the opinion of management, the accompanying unaudited, condensed statements of operations and cash flows contains all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the results of operations of Pharmakon for the interim period presented (consistent with Pharmakon's fiscal reporting period). The statement of operations has been condensed in accordance with the applicable regulations of the Securities and Exchange Commission and therefore, do not include all disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited financial statements of Continental Healthcare Systems, Inc. - Pharmakon Division and notes thereto contained elsewhere herein. The results of the interim period are not necessarily indicative of the results for the full fiscal year.

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                December 1,                      December 1,
                                                1995 through                     1994 through
                                                June 17, 1996                    May 31, 1995
                                            ---------------------            ---------------------
Revenue:
     System sales                            $        1,446,000               $         1,176,000
     Services                                         1,981,000                         1,611,000
                                            ---------------------            ---------------------
         Total revenues                               3,427,000                         2,787,000
                                            ---------------------            ---------------------
Costs and Expenses
  Cost of systems                                     1,029,000                           669,000
  Cost of services                                      528,000                           419,000
  Software development                                  809,000                           780,000
  Selling, general & administrative                   1,097,000                           975,000
                                            ---------------------            ---------------------
         Total costs and expenses                     3,463,000                         2,843,000
                                            ---------------------            ---------------------
NET (LOSS)                                   $          (36,000)              $           (56,000)
                                            =====================            =====================




            CONTINENTAL HEALTHCARE SYSTEMS, INC. - PHARMAKON DIVISION
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)




                                                                         December 1,                   December 1,
                                                                         1995 through                 1994 through
                                                                        June 17, 1996                 May 31, 1995
                                                                    ----------------------        ---------------------
Cash flows from operating activities:
    Net (loss).....................................................  $            (36,000)          $          (56,000)
    Adjustments to reconcile net loss to net
        cash (used in) provided by operating activities:
           Depreciation............................................                17,000                       19,000
           Amortization of capitalized software costs..............                70,000                       83,000
           Changes in contract installments receivable.............               (66,000)                      66,000
           Changes in operating assets and liabilities:
               Decrease in accounts receivable.....................               143,000                      129,000
               Decrease in inventories.............................               130,000                       26,000
               (Decrease) increase in accounts payable,
                    accrued expenses and other current                           (293,000)                      65,000
                    liabilities....................................
               (Decrease) increase in advances
                    from customers.................................              (140,000)                      83,000
                                                                    ----------------------        ---------------------
               Net cash (used in) provided by operating                          (175,000)                     415,000
activities.........................................................
                                                                    ----------------------        ---------------------
Cash flows from investing activities:
    Acquisitions of fixed assets...................................               (53,000)                     (26,000)
    Capitalized software costs.....................................               (16,000)                    (180,000)
                                                                    ----------------------        ---------------------
               Net cash (used in) investing activities.............               (69,000)                    (206,000)
                                                                    ----------------------        ---------------------
Cash flows from financing activities:
    Increase (decrease) in interdivisional control account.........               244,000                    (209,000)
                                                                    ----------------------        ---------------------
NET INCREASE IN CASH...............................................  $                  0          $                0
                                                                    ======================        =====================




                          JAC COMPUTER SERVICES LIMITED
                CONDENSED STATEMENTS OF OPERATIONS AND CASH FLOWS
                                   (UNAUDITED)

 In the opinion of management, the accompanying unaudited, condensed statement of operations and cash flows contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the results of operations and cash flows of JAC Computer Services Limited (a United Kingdom corporation) (JAC) for the interim periods presented. Such financial statements have been condensed in accordance with the applicable regulations of the Securities and Exchange Commission and therefore, do not include all disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited financial statements of JAC and notes thereto contained elsewhere herein. On June 17, 1996, JAC was purchased by Mediware Information Systems, Inc. These financial statements reflect the results of operations and cash flows through the acquisition date. The results of the interim period are not necessarily indicative of the results for the full fiscal year.


                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                               (Dollars in 000's)

                                    December 1, 1995          December 1, 1994
                                         through                   through
                                      June 17, 1996              May 31, 1995
                                    ----------------          -----------------
Sales                                     $  883                     $  724

Cost of goods sold                           575                        435
                                    ----------------          -----------------
   Gross profit                              308                        289

Selling, general and administrative
   expenses                                  344                        320
                                    ----------------          -----------------
(Loss) from operations                       (36)                       (31)

Other income, net                             11                         12
                                    ----------------          -----------------
(Loss) before taxes                          (25)                       (19)

Provision for income taxes                     4                          5
                                    ----------------          -----------------
Net (Loss)                               $   (29)                    $  (24)
                                    ================          =================


                                   F-3


                          JAC COMPUTER SERVICES LIMITED
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                               (Dollars in 000's)




                                                                    December 1, 1995       December 1, 1994
                                                                         through                through
                                                                      June 17, 1996          May 31, 1995
                                                                    -----------------      ----------------
Cash flows - operating activities:
    Net (loss).....................................................     $     (29)              $    (24)

    Adjustments  to  reconcile  net  (loss)  to net  cash
        (used  in)  operating  activities:
              Depreciation and amortization........................            57                     55

              Changes in assets and liabilities:
                  Accounts Receivable..............................            36                     93

                  Inventories......................................           (65)                    17

                  Prepaids and other
                    current assets.................................            18                     19

                  Accounts payable, accrued
                    expenses and other liabilities.................           (36)                   (40)

                  Deferred revenue.................................          (190)                  (161)

                  Deferred income taxes/income
                    taxes payable                                               3                    (52)
                                                                    -----------------      ----------------
                  Net cash (used in) operating activities..........          (206)                   (93)
                                                                    -----------------      ----------------

Cash flows - investing activities:
    Purchase of property and equipment.............................           (15)                   (20)

    Increase in intangible assets..................................           (46)                   (60)
                                                                    -----------------      ----------------
                 Net cash (used in) investing activities...........           (61)                   (80)
                                                                    -----------------      ----------------
Cash flows - financing activities:
    Dividends paid.................................................          (249)
                                                                    -----------------      ----------------
Effect of exchange rate changes on cash
   and cash equivalents............................................            12                     58
                                                                    -----------------      ----------------
(Decrease) in cash and cash equivalents............................          (504)                  (115)
                                                                    -----------------      ----------------
Cash and cash equivalents at the beginning
   of the period...................................................           515                    558
                                                                    -----------------      ----------------
Cash and cash equivalents at the end of period.....................       $    11                $   443
                                                                    =================      ================




               MEDIWARE INFORMATION SYSTEMS, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996
                                   (UNAUDITED)



                                                                Historical                          Pro Forma              Pro Forma
                                                                                                   Adjustments          Consolidated
                                                 Mediware            JAC         Pharmakon
                                                -----------       -----------    ------------     ---------------      -------------
Revenue
  System Sales                                  $ 5,781,000                      $ 3,631,000                            $  9,412,000
  Services                                        4,651,000                        3,423,000                               8,074,000
  Sales - U.K.                                                    $1,479,000                                               1,479,000
                                                -----------       -----------    ------------                           ============
                                                                                                                        ------------
     Total revenues                              10,432,000        1,479,000       7,054,000                              18,965,000
                                                -----------       -----------    ------------
                                                                                                                        ------------

Costs and Expenses:
  Cost of systems                                 2,023,000                        2,158,000                               4,181,000
  Cost of services                                1,403,000                          949,000                               2,352,000
  Cost of sales - U.K.                                               943,000                                                 943,000
  Purchased research and development              3,891,000                                       $(3,891,000)(a)                  0
  Software Development                            1,438,000                        1,400,000                               2,838,000
                                                                                                       294,000(b)
  Selling, general & administrative               4,966,000          612,000       2,163,000           (71,000)(c)         7,964,000
                                                -----------       -----------    ------------     ---------------
                                                                                                                        ------------
     Total costs and expenses                    13,721,000        1,555,000       6,670,000       (3,668,000)            18,278,000
                                                -----------       -----------    ------------     ---------------
                                                                                                                        -----------
Earnings (loss) before interest income,         (3,289,000)          (76,000)        384,000       (3,668,000)               687,000
interest expense and provision
for income taxes

Interest income                                      14,000           22,000                                                  36,000
                                                                                                     (495,000)(d)
Interest (expense)                                 (216,000)                                           18,000(e)           (693,000)
                                                ------------      -----------    ------------     ---------------
                                                                                                                        ------------
Earnings before provision for income             (3,491,000)         (54,000)        384,000        3,191,000                 30,000
taxes
Provision for income taxes                                             4,000         154,000         (154,000)(f)              4,000
                                                ------------      -----------    ------------     ---------------
                                                                                                                        ------------
NET EARNINGS                                    $(3,491,000)      $  (58,000)       $230,000       $3,345,000           $     26,000
                                                ============      ===========    ============      ==============       ============

                                                                                                                        ------------
Pro forma earnings per share                                                                                            $       0.01
                                                                                                                        ------------
Pro forma weighted average number of
common and common equivalent
shares (g)                                                                                                                 4,550,000
                                                                                                                        ============


                MEDIWARE INFORMATION SYSTEMS, INC. & SUBSIDIARIES

                    NOTES TO PRO FORMA CONSENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS


The consolidated pro forma statement of operations includes historical results of Pharmakon and JAC for the twelve months ended June 30, 1996 based on the following adjustments and assumptions:

(a)  To eliminate the charge for purchased research and development.

(b)  To record the amortization of goodwill over a 20 year life.

(c) To add back amortization of goodwill included in JAC's and Mediware's statements of operations.

(d) To record interest expense on the $6,000,000 promissory note, issued in connection with the acquisition of Pharmakon and JAC, at 8.25%. In October 1996 the promissory note was amended to provide for an extension of the due date to August 1, 1997. The extension agreement provides for an immediate payment of $1 million and monthly payments of $100,000 for principal and interest. In addition, the interest rate was increased to 15% on approximately $3,763,000 with the original rate remaining for $1,237,000. Interest expense under the extended loan agreement would be approximately $260,000 higher than reflected in the June 30, 1996 pro forma.

(e) To add back interest on the above mentioned note also included in Mediware's statements of operations.

(f) To eliminate income tax expense for Pharmakon to give effect to the pro forma adjustments above and the reporting of income for tax purposes on a consolidated basis which will reflect the utilization of Mediware's net operating loss carryforwards. Further, a reduction in the valuation allowance for a deferred tax asset has not been recorded, since utilization of net operating loss carryforwards is uncertain.

(g) Pro forma weighted average shares reflect an increase in weighted average shares by 1,352,000 for shares issued to raise funds for the acquisition and 381,000 additional shares for the June 30, 1996 pro forma as a result of common stock equivalents being dilutive for pro forma purposes.